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                         CHECKFREE HOLDINGS CORPORATION


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                                 Exhibit 23(b)

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                                                                  EXHIBIT 23(b)



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 333-21795 of CheckFree Holdings Corporation on Form S-8 of our report dated August 8, 1997, except for Note 17 as to which date is August 29, 1997, appearing in the Annual Report on Form 10-K of CheckFree Holdings Corporation, as successor issuer to CheckFree Corporation, for the year ended June 30, 1997.


         /s/ Deloitte & Touche LLP

Atlanta, Georgia
January 5, 1998